PROPERTY AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2016
Property and Equipment, Net

Property and equipment, net, consists of:

December 31,	2016	2015
Land	$820	$820
Buildings and improvements	71,082	69,675
Machinery, vehicles and equipment	74,640	43,150
Furniture and fixtures	15,090	14,311
Computer hardware and software	42,515	38,876

	204,147	166,832
Accumulated depreciation and amortization	(113,645)	(104,117)

	$90,502	$62,715